UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2004

STRESSGEN BIOTECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Yukon	333-12570	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350-4243 Glanford Avenue Victoria, British Columbia V8Z 4B9 Parent of Stressgen Biotechnologies, Inc. 6055 Lusk Boulevard, San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code :	(250) 744-2811
(858) 202-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 4, 2004, Stressgen Biotechnologies Corporation (“Stressgen”) announced that the corporation has filed a Canadian preliminary prospectus pursuant to which it intends to raise US$50 million, in a press release attached hereto as Exhibit 99.1.

Item 9.01(c) Exhibits.

The following exhibit is filed as part of this report:

Number	Exhibit

99.1	“Stressgen Files Canadian Preliminary Prospectus for Offering of Common Shares”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stressgen Biotechnologies Corporation

Date:	October 4, 2004	By:	/s/ Gregory M. McKee
Gregory M. McKee
Vice President, Corporate Development and Chief Financial Officer